UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

F/m Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Bernard Brick

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended August 31, 2023, originally filed with the Securities and Exchange Commission on November 1, 2023 (Accession Number 0001580642-23-005853). The sole purpose of this amendment is to include the certification of the principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, as an exhibit to the Form N-CSR filing. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Stockholders.

(a)

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration
High Yield Credit Fund

ANNUAL REPORT
August 31, 2023

F/m FUNDS
Letter to Shareholders
August 31, 2023 (Unaudited)

“Jumbo Shrimp”

A strange combination of several ancient and modern languages, English is littered with idiosyncrasies and nuances that can prove confounding to even native speakers. Two words spelled the same yet pronounced differently is often confusing, as is the creative pairing of seemingly contradictory terms regularly found in oxymorons. None other than William Shakespeare may have provided the most classic example of an oxymoron in English literature. In Romeo and Juliet, Romeo exclaims “O brawling love! O loving hate” as the start to a string of thirteen oxymorons. Though popularized by The Bard, the first recorded use of the term oxymoron dated back to 400 AD. Derived from the Greek words oksus, meaning “sharp or pointed” and moros, meaning “stupid or foolish,” the word itself is an example of an oxymoron. Popularity grew modestly for several centuries before ramping up significantly over the past fifty years.

Phrases including jumbo shrimp, small crowd, virtual reality, original copy, and civil war have become commonplace in our everyday conversations, though new oxymorons are occasionally introduced and prove to have some potential staying power. Most recently, with the interpretation of Federal Reserve (Fed) monetary actions, the financial media should be credited with popularizing two new contradictory terms – the “dovish hike” and “hawkish pause.” As a reminder, central bank hawks are those that argue for higher interest rates to combat inflation and growth, while doves push for looser monetary policy to spur growth and inflation. Thus, at the early May meeting of the policy setting Federal Open Market Committee (FOMC), though the result was a 25-basis point increase in the federal funds rate, it was positioned as possibly the last hike before a prolonged pause. The introduction of this dovish hike was intended to let investors know that the Fed was likely finished or almost done with its rate hikes.

After a punishing tightening cycle, comprising ten rate hikes and 500 basis points, the signal of its completion should be welcomed by financial markets, corporations, and households. Of course, that is assuming the Fed has successfully carried out its mandate of stable prices and full employment. In the passing weeks since this decision, this presumption has been called into question. Despite numerous predictions by well-respected pundits, the domestic economy has weathered the storm and continues to grow at a reasonable rate. More concerning, of course, is that inflation, while having dropped meaningfully from its heights, remains sticky and well above the Fed’s 2% target. As of the May releases, though CPI has fallen to 4%, the core CPI measure of 5.3% and the Fed’s preferred core PCE price index at 4.6% have not dropped nearly as much and continue to haunt policymakers and investors. While most expect the employment sector to wane, the demand for labor continues to exceed supply. With 339,000 new jobs created in May, considerably above consensus, the slowdown is not yet evident in the broad numbers and the average monthly number of non-farm payrolls must decelerate to enable equilibrium.

Therefore, shortly after the dovish hike in May, economic releases continued to indicate stubbornly high inflation and modest growth, not the impending recession that most had anticipated. With the June FOMC meeting fast approaching, Fed members began publicly declaring that additional tightening may be necessary to quell lingering inflation. While rates were left unchanged at 5.25%, the updated predictions from the central bank, termed the dot plot, revealed surprisingly hawkish estimates. The Fed policymakers upgraded their consensus expectations for growth and inflation and, thus, projected two more rate hikes by the end of 2023. In his press conference immediately following the June meeting, Fed Chairman Powell reiterated the inflation-fighting rhetoric, helping to solidify the understandably deemed “hawkish pause.”

Great weight has historically been placed on the Fed’s economic projections, but is it justified? Despite more than 300 PhD economists on staff, the Fed has a very poor track record in predicting the economic future. With its recent blunders, most notably its characterization of inflation as transitory and the 2008 housing crisis as contained and unlikely to spread to other parts of the economy, investors should be weary of altering portfolios based upon Fed economic estimates.

Over the past quarter, pundits have begun to question one of the most reliable economic predictors, the inverted yield curve. The presence of the inverted curve, in which the yield on short-term Treasuries exceeds those of longer-term ones, has foreshadowed all ten U.S. recessions since 1955. However, during this cycle, the 2-year yield began topping the 10-year as far back as April 1st, 2022, though it quickly steepened until early July 2022. Since then, the yield curve has remained inverted, having deepened over the past month to end the second quarter at negative 106 basis points. Yet, a year has passed and the economy has maintained positive growth, prompting numerous analysts to revisit their recessionary calls, often updating estimates for a soft landing.

Have the yield curve’s predictive abilities failed, ruining its perfect record since World War II? Not so fast proclaim many economists. Since monetary policy works with a lag, many estimate that the recession should begin within 6 to 24 months, with a 12-to-18-month window most likely. Therefore, the U.S. economy only recently entered the narrower window, providing some additional time before the current inversion signal may be considered fallible. Others advocate employing an alternative yield curve with superior predictive capabilities, the spread between the yield of the 3-month T-bill and the 10- year Treasury note. While also deeply inverted, this curve has been consistently negative only since November 2022, thus much earlier in the typical window for a recessionary environment.

Although recent strength has bolstered the outlooks for a soft landing, signs of weakness are plentiful. Contracting since late last year, manufacturing struggles have worsened, evinced by the ISM Manufacturing PMI reading in June of 46.0, the lowest of the current cycle. The service sector has slowed considerably from a year ago, though the June ISM Services reading of 50.3 indicated that this sector remained just above 50.0 and still in expansionary mode. Higher interest rates and inflation have weighed on household budgets, which should continue to crimp consumer spending and retail sales. Global growth has waned, with the hope that the reopening of the Chinese economy would boost other economies turning out to be a great disappointment.

As noted earlier, the beacon of strength in the U.S. has been the employment sector, but a closer examination uncovers some cracks that have already formed. Observing the job market at a more local level illustrates that many states have experienced a sizeable increase in the unemployment rate. In fact, according to the Sahm Rule, which posits that a recession has commenced when the three-month moving average of the unemployment rate rises by 0.5% or more relative to the prior twelve months, 18 states have already entered recession. This relatively straightforward measure has great accuracy in calling a recession, though it is intended to do so at the national level of unemployment rather than that of the state. Nonetheless, there has been a noticeable weakening in some industries and regions, likely a precursor to a more broad- based retrenchment.

The purportedly positive resolution on the debt ceiling, while avoiding a potential catastrophe in financial markets, may produce liquidity strains and volatility. In reviewing the final days before the deal was finally reached, the Treasury’s General Account (GA), used to pay various government obligations, dropped all the way down to $23 billion. The Treasury often carries a balance between $400 billion to $500 billion and intends to build this fund back up to that range. But doing so will require very heavy issuance of Treasury bills, notes, and bonds, with much of the funds for these purchases coming out of the banking system. Thus, the economy had enjoyed a boost in liquidity when the GA was drained, yet now must endure a drain in liquidity as the account is replenished. Prior instances of sizeable liquidity tightening have resulted in financial market downturns. In fact, it is no coincidence that the yield curve inversion worsened following the suspension of the debt limit, with the deal announced at the end of May and signed in early June. The deluge of Treasury issuance will be heavily tilted to the shortest maturities, placing upward pressure on these yields and exacerbating the spread between short and long-term rates.

Certainly, the domestic economy has withstood the multitude of rate hikes in impressive fashion, confusing many prognosticators and even convincing some to adjust their forecasts. Though a soft landing is possible, it remains highly unlikely. The magnitude of monetary tightening will prove too onerous to overcome. Regardless of which yield curve one favors, both predict a recession with only a variation in timing. With oxymorons such as “dovish hike” and “hawkish pause” in vogue, it seems appropriate to forecast the “near certainty” of an upcoming recession. Considering the probability of difficult economic times ahead, equity and bond indices have fared rather well. Going forward, though, a reduction of risk is warranted.

Barry P. Julien, CFA®

Chief Investment Officer & Portfolio Manager

The Oakhurst Fixed Income Fund (OHFIX)

The economy continued to display resilience, overcoming eleven rate hikes, a regional banking crisis, and a debt ceiling showdown to maintain modest growth. To be certain, there are a growing number of concerns, including a contraction in manufacturing, strained household finances, and earnings pressure for corporations, to name a few. Inflation has fallen meaningfully from last year’s heights, though it remains above the Fed’s 2% target and may prove sticky on its remaining descent. Employment has held up well, with healthy monthly job creation and an unemployment rate just above its multi-decade low. Again, though, emerging signs of a weaker outlook for the employment sector may remove the primary area of strength in the domestic economy.

Following the regional bank crisis in March, a flight-to-safety caused U.S. Treasury yields to fall dramatically and yield spreads for corporate bonds and mortgage-backed securities to widen considerably. As the markets overcame each challenge, a chorus of economists moved from the recessionary camp to the soft-landing view, further pushing benchmark yields higher to approach the earlier year peaks. While the Fund has lengthened maturities over the past few quarters, its duration remains below that of the index, which helped minimize the impact of higher rates over the past fiscal year. The reduction in corporate bonds also proved beneficial, enabling the Fund to outperform with a net return of -0.62% versus -1.19% for the Bloomberg U.S. Aggregate Bond Index. While the lower duration strategy has aided performance over the past several years, with real rates approaching fair value, additional portfolio lengthening is warranted. The Fund experienced modest outflows over the past year, falling from $119.9 million to $115.4 million.

The Oakhurst Short Duration Bond Fund (OHSDX)

The recognition of economic durability, as well as persistent core inflation measures, will likely result in resumption of Fed rate hikes in July. As the market anticipated the end of the brief Fed pause, bond yields rose, with short maturities feeling the brunt of the impact. Coupled with the sizeable increase in U.S. Treasury issuance in the short end of the yield curve, benchmark yields for shorter maturities soared during the quarter, compounding the increase over the past few quarters, resulting in losses across most sectors. Fortunately, the Fund had minimal exposure to Treasuries, instead targeting significant overweight allocations to corporate bonds, mortgage-backed securities, and asset-backed securities. The additional income generated from this strategy, in addition to the more recent reduction in the Fund’s interest rate sensitivity, proved quite beneficial. Over the past fiscal year, the Fund generated a positive net return of 2.23% versus a gain of 1.64% for the ICE BofA 1-3 Year U.S. Corporate & Government Index. While maintaining an overweight to corporate bonds, the anticipation of a recession and expected pressure on profit margins led to a reduction in this allocation and focus on higher quality credits. Despite its strong performance and the attractiveness of short duration bond yields, Fund outflows continued over the year, with assets dropping from $57.9 million to $27.1 million.

The Oakhurst Short Duration High Yield Credit Fund (OHSHX)

The credit fundamentals of high yield issuers held up relatively well considering the uncertain economic backdrop. High yield bonds delivered strong returns over the past year, helped recently by an expanding soft-landing narrative, lower inflation, and optimism for tech. All ratings segments of the high yield market participated in the spread tightening, though lower quality CCC-rated bonds outperformed meaningfully, gaining 9.03%, compared to BB-rated and B-rated bonds, gaining 5.70% and 7.94%, respectively. Investors became enthusiastic about the sector, resulting in high yield funds posting positive inflows of $3.6 billion during the second quarter. Calendar year-to-date outflows have fallen to -$11.7 billion, an improvement relative to the -$49.2 billion of outflows over the same period in 2022. The new issue market perked up a bit during the second quarter, totaling $54.5 billion, up from $40.5 billion over the first quarter. Through August, year-to-date issuance totaled $112.1 billion versus $81.0 billion for the same period last year. Default rates have remained subdued, with the trailing twelve-month default rate at 1.29%, or 2.40% including distressed exchanges. Having upgraded the credit quality and liquidity of the Fund, the rally in the lowest rated sector of the market proved difficult to overcome. The Oakhurst Short Duration High Yield Credit Fund generated a net return of 4.05% in the fiscal period, trailing the 7.74% gain for the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index. Outflows continued to impact the Fund, with assets falling from $66.8 million to $43.8 million.

OAKHURST FIXED INCOME FUND
Performance Information
August 31, 2023 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Fixed Income Fund - Institutional Shares versus the
Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended August 31, 2023)

	1 Year	5 Years	10 Years
Oakhurst Fixed Income Fund -Institutional Shares (a)	-0.62%	0.60%	1.89%
Bloomberg U.S. Aggregate Bond Index (b)	-1.19%	0.49%	1.48%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of securities.

OAKHURST SHORT DURATION BOND FUND
Performance Information
August 31, 2023 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Short Duration Bond Fund - Institutional Shares
versus the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (for periods ended August 31, 2023)

	1 Year	5 Years	10 Years
Oakhurst Short Duration Bond Fund - Institutional Shares (a)	2.23%	1.37%	1.72%
ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index (b)	1.64%	1.23%	1.07%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Performance Information
August 31, 2023 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Short Duration High Yield Credit Fund - Institutional Shares
versus the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns (for periods ended August 31, 2023)

			Since
	1 Year	5 Years	Inception (b)
Oakhurst Short Duration High Yield Credit Fund - Institutional Shares (a)	4.05%	2.34%	3.62%
ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	7.74%	3.36%	5.10%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2023.

(c)	The ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

OAKHURST FIXED INCOME FUND
Portfolio Information
August 31, 2023 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

% of
Security Description	Net Assets
U.S. Treasury Notes, 3.500%, due 02/15/33	4.0%
U.S. Treasury Bonds, 3.000%, due 05/15/42	3.3%
U.S. Treasury Notes, 2.750%, due 05/31/29	3.2%
U.S. Treasury Notes, 2.750%, due 08/15/32	3.0%
U.S. Treasury Notes, 2.875%, due 05/15/32	2.8%
U.S. Treasury Bonds, 2.500%, due 02/15/45	2.3%
U.S. Treasury Bonds, 5.250%, due 02/15/29	2.1%
U.S. Treasury Notes, 3.875%, due 08/15/33	1.5%
U.S. Treasury Notes, 1.875%, due 02/15/32	1.5%
Federal Farm Credit Bank, 1.150%, due 08/12/30	1.4%

OAKHURST SHORT DURATION BOND FUND
Portfolio Information
August 31, 2023 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Sequoia Mortgage Trust, 144A, Series 2019-5-A, 3.500%, due 12/25/49	2.2%
DB Master Finance, LLC, 144A, Series 2021-1-A-2-I, 2.045%, due 11/20/51	2.2%
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-I-A-1, 5.726%(a), due 07/19/34	2.1%
Coutrywide Home Loans, Inc., Series 2004-6-2-A-5, 6.209%(a), due 11/25/34	2.0%
SBA Tower Trust, 144A, Series 2020-1-2-1C, 1.884%, due 07/15/50	2.0%
United Airlines Pass-Through Trust, Series 2020-1B-B, 4.875%, due 07/15/27	1.9%
Provident Funding Mortgage Trust, 144A, Series 2019-2-A-2, 3.000%(a), due 12/25/49	1.9%
Mellon Residential Funding Corporation, Series 2000-TBC2-A-1, 5.905%(a), due 06/15/30	1.9%
JPMorgan Mortgage Trust, 144A, Series 2018-1-A-7, 3.500%(a), due 06/25/48	1.7%
FHLMC, Series 4319-PM, 3.000%, due 03/15/43	1.7%

(a)	Variable rate security.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Portfolio Information
August 31, 2023 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
American Airlines, Inc., 144A, 11.750%, due 07/15/25	1.9%
Heartland Dental, LLC, 144A, 8.500%, due 05/01/26	1.7%
Rakuten Group, Inc., 144A, 10.250%, due 11/30/24	1.7%
White Cap Parent, LLC, 144A, 8.250%, due 03/15/26	1.7%
Crestwood Midstream Partners, L.P., 144A, 5.625%, due 05/01/27	1.7%
Antares Holdings, L.P., 144A, 2.750%, due 01/15/27	1.6%
Ford Motor Credit Company, LLC, 4.271%, due 01/09/27	1.6%
SM Energe Company, 6.625%, due 01/15/27	1.6%
INTL FCStone, Inc., 144A, 8.625%, due 06/15/25	1.6%
New Residential Investment Corporation, 144A, 6.250%, due 10/15/25	1.6%

OAKHURST FIXED INCOME FUND
Schedule of Investments
August 31, 2023
U.S. GOVERNMENT &
AGENCIES — 28.7%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 1.4%
Federal Farm Credit Bank	1.150%	08/12/30	$2,000,000	$1,575,546

Federal Home Loan Bank — 1.0%
Federal Home Loan Bank	3.250%	05/20/27	1,250,000	1,185,468

Tennessee Valley Authority — 0.9%
Tennessee Valley Authority	4.650%	06/15/35	1,100,000	1,091,536

U.S. Treasury Bonds — 7.7%
U.S. Treasury Bonds	5.250%	02/15/29	2,272,000	2,377,169
U.S. Treasury Bonds	3.000%	05/15/42	4,699,000	3,857,952
U.S. Treasury Bonds	2.500%	02/15/45	3,608,000	2,649,766
				8,884,887
U.S. Treasury Notes — 17.7%
U.S. Treasury Notes	2.750%	05/31/29	4,000,000	3,695,000
U.S. Treasury Notes	3.625%	03/31/30	923,000	891,669
U.S. Treasury Notes	1.875%	02/15/32	2,000,000	1,681,719
U.S. Treasury Notes	2.875%	05/15/32	3,500,000	3,181,855
U.S. Treasury Notes	2.750%	08/15/32	3,835,000	3,443,560
U.S. Treasury Notes	4.125%	11/15/32	1,165,000	1,165,000
U.S. Treasury Notes	3.500%	02/15/33	4,800,000	4,572,750
U.S. Treasury Notes	3.875%	08/15/33	1,787,000	1,756,007
				20,387,560

Total U.S. Government & Agencies (Cost $36,755,060)				$33,124,997

MUNICIPAL BONDS — 0.2%	Coupon	Maturity	Par Value	Value
California State Health Facilities Financing Authority, Revenue Bond, Series 2019, (Cost $260,000)	2.704%	06/01/30	$260,000	$226,867

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
ASSET-BACKED
SECURITIES — 4.6%	Coupon	Maturity	Par Value	Value
Countrywide Asset-Backed Certificates, Series 2004-6-2-A-3 (1*TSFR1M + 131.4) (a)	6.629%	11/25/34	$148,892	$142,788
DB Master Finance, LLC, 144A, Series 2021-1-A-2-II	2.493%	11/20/51	1,314,585	1,104,744
Exeter Automobile Receivables Trust, Series 2021-2A-C	0.980%	06/15/26	680,828	668,291
Flagship Credit Auto Trust, 144A, Series 2020-4-D	2.180%	02/16/27	735,000	686,613
Focus Brands Funding, LLC, 144A, Series 2018-1-A-2	5.184%	10/30/48	733,425	701,012
GLS Auto Receivables Issuer Trust, 144A, Series 2020-1-C	2.720%	11/17/25	549,480	544,068
Jack in the Box Funding, LLC, 144A, Series 2022-1-A-2-I	3.445%	02/26/52	863,300	770,677
Long Beach Mortgage Loan Trust, Series 2004-4-I-A1 (1*TSFR1M + 78.9) (a)	5.989%	10/25/34	726,683	685,535

Total Asset-Backed Securities (Cost $5,541,899)				$5,303,728

COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 9.3%
FHLMC, Series 3827-HA	3.500%	11/15/25	$47,565	$46,416
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	469,481
FHLMC, Series 2569-LD	5.500%	02/15/33	30,489	30,507
FHLMC, Series 3793-UA	4.000%	06/15/33	32,534	31,046
FHLMC, Series 5206-DV	3.500%	06/25/33	1,072,849	992,991
FHLMC, Pool #C9-1859	3.500%	12/01/35	222,301	211,521
FHLMC, Pool #SB-8257	5.500%	09/25/38	1,168,000	1,166,456
FHLMC, Series 3622-WA	5.500%	09/15/39	154,820	154,344
FHLMC, Series 3843-JA	4.000%	04/15/40	8,322	8,145
FHLMC, Series 3940-PD	2.500%	02/15/41	106,781	100,674
FHLMC, Series 4226-AN	4.000%	04/15/41	6,378	6,346
FHLMC, Series 4077-AP	4.000%	01/15/42	34,943	33,222
FHLMC, Series 4183-PA	3.500%	01/15/43	36,811	35,630
FHLMC, Series 4566-CA	3.000%	01/15/43	57,882	56,936
FHLMC, Series 5245-CB	4.000%	12/25/46	1,085,848	1,043,365

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 9.3% (Continued)
FHLMC, Series 5227-JQ	4.000%	04/25/47	$1,101,577	$1,041,408
FHLMC, Series 4753-JA	3.000%	12/15/47	1,022,361	904,027
FHLMC, Series 4760-A	3.000%	02/15/48	689,558	639,754
FHLMC, Series 5145-AB	1.500%	09/25/49	1,253,286	937,572
FHLMC, Series 4960-PD	2.000%	10/25/49	738,025	585,364
FHLMC, Series 5252-BA	4.000%	02/25/50	1,160,729	1,111,140
FHLMC, Series 5231-LV	4.500%	05/25/52	1,125,930	1,080,020
				10,686,365
Federal National Mortgage Association — 4.5%
FNMA, Series 2005-80-BA	5.000%	04/25/29	21,067	20,751
FNMA, Series 2009-96-DB	4.000%	11/25/29	71,867	69,692
FNMA, Pool #FM5329	2.000%	01/01/31	525,913	478,320
FNMA, Pool #MA1201	3.500%	10/01/32	91,851	87,302
FNMA, Series 2022-22-EV	4.000%	07/25/33	768,638	728,253
FNMA, Series 2004-W3-A-7	5.500%	05/25/34	450,998	445,921
FNMA, Pool #FS0862	2.500%	12/01/36	947,279	863,564
FNMA, Pool #MA0584	4.500%	10/01/40	9,211	8,648
FNMA, Series 2013-13-MA	4.000%	01/25/43	232,892	219,843
FNMA, Series 2016-49-LA	3.500%	01/25/43	129,584	124,642
FNMA, Series 2014-80-KA	2.000%	03/25/44	264,984	194,520
FNMA, Series 2016-24-HA	3.000%	04/25/44	62,368	59,503
FNMA, Series 2017-22-EC	3.000%	06/25/44	135,135	129,406
FNMA, Series 2016-89-CG	3.000%	04/25/46	118,899	107,237
FNMA, Series 2017-105-N	3.000%	01/25/48	1,317,952	1,167,423
FNMA, Series 2019-33-N	3.000%	03/25/48	283,024	258,537
FNMA, Series 2018-45-AB	3.000%	06/25/48	215,107	190,494
				5,154,056
Government National Mortgage Association — 7.7%
GNMA, Series 2020-078-CB	5.000%	09/20/34	211,860	208,864
GNMA, Series 2009-104-KA	4.500%	08/16/39	11,730	11,578
GNMA, Series 2017-084-JD	3.000%	05/20/47	36,951	32,423
GNMA, Series 2018-006-JA	2.750%	01/20/48	215,796	194,165
GNMA, Series 2019-061-KU	3.500%	05/20/49	715,949	645,822
GNMA, Series 2019-099-JC	3.000%	08/20/49	73,127	65,342
GNMA, Series 2019-152-HA	3.500%	08/20/49	156,244	147,002
GNMA, Series 2020-05-NA	3.500%	12/20/49	235,257	213,479
GNMA, Series 2020-133-A (a)	5.935%	05/01/50	252,245	255,669

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 7.7% (Continued)
GNMA, Series 2020-084-WA	3.500%	06/20/50	$164,053	$147,355
GNMA, Series 2020-095-NB	4.500%	07/20/50	24,952	23,384
GNMA, Series 2020-122-DP	2.500%	07/20/50	1,205,070	1,023,464
GNMA, Series 2022-078-LA	4.500%	07/20/50	997,836	967,225
GNMA, Series 2020-123-PB	2.250%	08/20/50	590,787	479,614
GNMA, Series 2020-133-HA	3.500%	09/20/50	304,251	271,674
GNMA, Series 2020-134-NP	2.500%	09/20/50	926,682	772,518
GNMA, Series 2020-183-AY	2.000%	11/20/50	915,111	732,198
GNMA, Series 2022-075-PA	4.000%	04/20/51	1,148,909	1,080,656
GNMA, Series 2022-20-KA	2.500%	01/20/52	1,118,373	976,706
GNMA, Series 2022-024-BC	4.000%	02/20/52	739,006	689,943
				8,939,081
Non-Agency — 13.1%
ABN AMRO Mortgage Corporation, Series 2003-12-1A	5.000%	12/25/33	93,574	88,598
Bank of America Funding Corporation, Series 2003-J-2-A-1 (a)	3.889%	11/25/33	256,154	230,004
Bank of America Funding Corporation, Series 2004-A-3-A-1 (a)	4.371%	02/25/34	15,136	14,993
Bear Stearns ALT-A Trust, Series 2003-6-II-A-1 (a)	4.848%	01/25/34	171,241	155,195
Countrywide Home Loans, Inc., Series 2003-49-A-9 (a)	4.113%	12/19/33	34,492	31,997
Credit Suisse First Boston Mortgage Securities Company, Series 2002-AR31-IV-A-2 (a)	4.245%	11/25/32	37,876	36,954
Credit Suisse First Boston Mortgage Securities Company, Series 2003-11-I-A-31	5.500%	06/25/33	21,778	20,812
CSMC Mortgage Trust, 144A, Series 2013-IVR1-A-2	3.000%	03/25/43	351,357	305,237
GS Mortgage-Backed Securities, 144A, Series 2021-PJ1-A-4 (a)	2.500%	06/25/51	625,947	476,942
HarborView Mortgage Loan Trust, Series 2003-1-A (a)	4.423%	05/19/33	42,364	37,115
HarborView Mortgage Loan Trust, Series 2004-4-2-A (1*TSFR1M + 78.9) (a)	5.706%	06/19/34	54,055	47,733
Impac CMB Trust, Series 2004-10-4-A-2 (1*TSFR1M + 116.9) (a)	6.369%	03/25/35	45,752	42,250

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 13.1% (Continued)
Impac CMB Trust, Series 2005-4-2-A-1 (1*TSFR1M + 52.9) (a)	6.029%	05/25/35	$296,158	$274,789
Impac CMB Trust, 144A, Series 2007-A-A (1*TSFR1M + 72.9) (a)	5.929%	05/25/37	729,169	681,508
Impac CMB Trust, 144A, Series 2007-A-M-1 (1*TSFR1M + 102.9) (a)	6.229%	05/25/37	265,585	249,027
Impac Secured Assets Corporation, Series 2003-3-A-1 (a)	5.200%	08/25/33	22,889	21,760
Impac Secured Assets Corporation, Series 2006-1-2-A-1 (1*TSFR1M + 92.9) (a)	6.129%	05/25/36	92,261	82,653
JPMorgan Mortgage Trust, Series 2003-A1-1-A-1 (a)	3.716%	10/25/33	63,124	57,639
JPMorgan Mortgage Trust, Series 2004-A1-4-A-1 (a)	4.140%	02/25/34	52,892	51,862
JPMorgan Mortgage Trust, Series 2004-A3-S-F-3 (a)	4.274%	06/25/34	85,889	79,737
JPMorgan Mortgage Trust, Series 2004-A4-2-A-2 (a)	4.505%	09/25/34	585,136	523,891
JPMorgan Mortgage Trust, Series 2004-A5-2-A-1 (a)	4.232%	12/25/34	26,750	26,797
JPMorgan Mortgage Trust, 144A, Series 2013-3-A-3 (a)	3.351%	07/25/43	55,707	49,955
JPMorgan Mortgage Trust, 144A, Series 2017-A-A-3 (a)	3.500%	05/25/47	114,085	99,417
JPMorgan Mortgage Trust, 144A, Series 2018-1-A-7 (a)	3.500%	06/25/48	413,884	367,536
Master Adjustable Rate Mortgage Trust, Series 2003-3-2-A-1 (a)	3.823%	09/25/33	48,635	42,906
Master Asset Securitization Trust, Series 2004-1-3-A-7	5.250%	01/25/34	39,273	36,846
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-I-A (a)	4.270%	05/25/34	113,702	100,856
Merrill Lynch Mortgage Investors Trust, Series 2004-1-A-2 (1*TSFR1M + 112.9) (a)	6.329%	11/25/34	770,705	726,467
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-I-A (a)	4.849%	12/25/34	228,670	219,736
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	36,570	33,461

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 13.1% (Continued)
New Residential Mortgage Loan Trust, 144A, Series 2015-2-A-2 (a)	3.750%	08/25/55	$188,647	$173,042
New Residential Mortgage Loan Trust, 144A, Series 2017-3-A-1 (a)	4.000%	04/25/57	206,206	193,478
Opteum Mortgage Acceptance Corporation, Series 2005-5-IIA1D2 (a)	5.850%	12/25/35	11,470	11,358
Rocket Mortgage, LLC, 144A, Series 2022-1-A-5	2.500%	01/25/52	1,390,157	1,182,857
SBA Tower Trust, 144A, Series 2020-1-2-1C	1.884%	07/15/50	1,150,000	1,038,261
SBA Tower Trust, 144A, Series 2020-1-2-2C	2.328%	07/15/52	10,000	8,597
Sequoia Mortgage Trust, Series 2003-8-A-1 (1*TSFR1M + 86.9) (a)	5.746%	01/20/34	205,863	192,566
Sequoia Mortgage Trust, Series 2004-6-A-2 (1*TSFR1M + 78.9) (a)	5.706%	07/20/34	83,108	72,977
Sequoia Mortgage Trust, 144A, Series 2013-5-A-1 (a)	2.500%	05/25/43	168,533	141,710
Sequoia Mortgage Trust, Series 2013-6-A-2 (a)	3.000%	05/25/43	204,483	177,302
Sequoia Mortgage Trust, 144A, Series 2018-5-A-7	3.500%	05/25/48	783,242	692,136
Sequoia Mortgage Trust, 144A, Series 2019-2-A1	4.000%	06/25/49	607,116	554,234
Sequoia Mortgage Trust, 144A, Series 2019-4-A-1	3.500%	11/25/49	562,029	495,360
Sequoia Mortgage Trust, 144A, Series 2019-5-A	3.500%	12/25/49	266,779	235,736
Sequoia Mortgage Trust, 144A, Series 2020-4-A-2	2.500%	11/25/50	557,346	448,202
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4-A4 (a)	5.990%	02/25/34	69,831	65,092
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A-1A (1*TSFR1M + 92.9) (a)	5.778%	02/19/35	973,972	893,697
Structured Asset Mortgage Investments, Inc., Series 2003-AR4-A-1 (1*TSFR1M + 92.9) (a)	5.776%	01/19/34	27,321	25,687

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 34.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 13.1% (Continued)
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-IA1 (1*TSFR1M + 92.9) (a)	5.776%	12/19/34	$66,147	$59,421
Structured Asset Securities Corporation, Series 2003-9A-2-A1 (a)	5.518%	03/25/33	65,777	63,249
Structured Asset Securities Corporation, Series 2003-34A-5-A4 (a)	5.647%	11/25/33	117,334	111,250
Terwin Mortgage Trust, 144A, Series 2004-1HE-M-1	6.554%	02/25/34	301,936	281,085
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-III-A1	5.500%	05/25/33	24,606	23,745
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A-7 (a)	5.533%	08/25/33	424,823	392,036
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	4.289%	08/25/33	154,400	146,921
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (1*COF 11 + 125) (a)	3.981%	02/27/34	90,012	84,529
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR2-1-A-1A (1*TSFR1M + 88.9) (a)	6.089%	01/25/45	953,565	877,333
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR13-A-1A3 (1*TSFR1M + 178.9) (a)	6.989%	10/25/45	138,832	132,355
Wells Fargo Alternative Loan Trust, Series 2002-1-I-A-1	6.250%	08/25/32	210,376	200,870
Wells Fargo Mortgage-Backed Securities, 144A, Series 2021-RR1-A-3	2.500%	12/25/50	1,088,524	939,822
				15,129,581

Total Collateralized Mortgage Obligations (Cost $43,661,024)				$39,909,083

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 30.7%	Coupon	Maturity	Par Value	Value
Communications — 2.3%
BellSouth Corporation	6.875%	10/15/31	$895,000	$933,120
CBS Corporation	7.875%	07/30/30	765,000	811,050
Discovery Communications, LLC	5.000%	09/20/37	1,025,000	875,200
				2,619,370
Consumer Discretionary — 1.6%
Fortune Brands Innovations, Inc.	5.875%	06/01/33	965,000	961,492
Genting NY, LLC, 144A	3.300%	02/15/26	1,025,000	913,547
				1,875,039
Energy — 2.5%
Enbridge, Inc.	5.700%	03/08/33	969,000	969,816
Grey Oak Pipeline, LLC, 144A	3.450%	10/15/27	1,013,000	905,990
Phillips 66 Partners, L.P.	3.550%	10/01/26	565,000	512,412
Phillips 66 Partners, L.P.	3.750%	03/01/28	496,000	434,081
				2,822,299
Financials — 11.9%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	1,075,000	873,944
Antares Holdings, L.P., 144A	3.950%	07/15/26	1,070,000	957,375
Aviation Capital Group, LLC, 144A	6.375%	07/15/30	980,000	971,750
Bank of America Corporation	5.288%	04/25/34	905,000	883,485
Blackstone Private Credit Fund	3.250%	03/15/27	1,050,000	914,145
Drawbridge Special Opportunities Fund, L.P., 144A	3.875%	02/15/26	937,000	837,692
Fairfax Financial Holdings Ltd.	5.625%	08/16/32	974,000	940,724
Fidelity National Financial, Inc.	3.400%	06/15/30	899,000	781,533
First American Financial Corporation	4.000%	05/15/30	1,017,000	883,572
FS KKR Capital Corporation	3.400%	01/15/26	983,000	901,269
Goldman Sachs Group, Inc.	6.125%	02/15/33	870,000	925,525
Icahn Enterprises, L.P.	4.375%	02/01/29	750,000	592,009
Jackson Financial, Inc.	3.125%	11/23/31	1,100,000	863,956
New York Community Bancorp, Inc. (1*TSFR3M + 304.2) (a)	5.900%	11/06/28	520,000	500,233
Owl Rock Capital Corporation	2.625%	01/15/27	1,072,000	926,818
PennyMac Mortgage Investment Trust	5.500%	11/01/24	1,000,000	961,027
				13,715,057
Health Care — 1.4%
Bristol-Myers Squibb Company	5.875%	11/15/36	485,000	499,653
CVS Health Corporation	6.943%	01/10/30	320,852	325,280
CVS Pass-Through Trust, 144A, Series 2013	4.704%	01/10/36	205,778	189,492

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 30.7%
(Continued)	Coupon	Maturity	Par Value	Value
Health Care — 1.4% (Continued)
CVS Pass-Through Trust, 144A, Series 2014	4.163%	08/11/36	$662,469	$576,319
				1,590,744
Industrials — 3.7%
Air Canada Pass-Through Certificates, 144A, Series 2017-1-A	3.550%	07/15/31	930,000	804,048
American Airlines Group Pass- Through Certificates, Series 2019-1-AA	3.150%	08/15/33	1,035,361	894,509
GE Capital Funding, LLC	4.400%	05/15/30	580,000	528,696
MasTec, Inc., 144A	4.500%	08/15/28	975,000	890,242
U.S. Airways Pass-Through Trust, Series 2011-1-A	7.125%	04/22/25	315,332	315,226
United Airlines Pass-Through Certificates, Series 2020-1-A	5.875%	04/15/29	891,097	889,170
				4,321,891
Real Estate — 1.5%
American Homes 4 Rent	2.375%	07/15/31	1,128,000	893,394
Crown Castle International Corporation	5.100%	05/01/33	919,000	884,698
				1,778,092
Technology — 3.9%
Broadcom Corporation	4.300%	11/15/32	1,000,000	903,797
Hewlett Packard Enterprise Company	6.200%	10/15/35	857,000	888,934
Leidos, Inc.	5.500%	07/01/33	1,000,000	912,500
NXP B.V./NXP Funding, LLC	2.500%	05/11/31	1,067,000	862,851
TD SYNNEX Corporation	2.375%	08/09/28	1,089,000	903,623
				4,471,705
Utilities — 1.9%
Elwood Energy, LLC	8.159%	07/05/26	325,442	269,644
Entergy New Orleans, LLC	4.000%	06/01/26	700,000	651,525
National Rural Utilities Cooperative Finance Corporation	8.000%	03/01/32	805,000	930,725
NSG Holdings, LLC, 144A	7.750%	12/15/25	385,466	383,539
				2,235,433

Total Corporate Bonds (Cost $38,527,964)				$35,429,630

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)
MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 5.25% (b) (Cost $914,749)	914,749	$914,749

Total Investments at Value — 99.6% (Cost $125,660,696)		$114,909,054

Other Assets in Excess of Liabilities — 0.4%		498,941

Net Assets — 100.0%		$115,407,995

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $19,884,711 as of August 31, 2023, representing 17.2% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.

TSFR - CME Term Secured Overnight Financing Rate (SOFR).

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments
August 31, 2023
U.S. GOVERNMENT &
AGENCIES — 3.6%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 3.6% (a)
U.S. Treasury Bills (Cost $977,611)	5.481%	02/01/24	$1,000,000	$977,585

ASSET-BACKED
SECURITIES — 12.7%	Coupon	Maturity	Par Value	Value
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (1*TSFR1M + 131.4) (b)	6.629%	10/25/34	$62,241	$60,720
ACE Securities Corporation, Series 2003-NC1-A-2A (1*TSFR1M + 95.4) (b)	5.849%	07/25/33	234,621	212,198
Argent Securities, Inc., Series 2004-W10-A-2 (1*TSFR1M + 89.4) (b)	3.550%	10/25/34	222,869	210,064
Carvana Auto Receivables Trust, Series 2021-N1-B	1.090%	01/10/28	286,926	269,061
Carvana Auto Receivables Trust, Series 2021-P2-A-4	0.800%	01/10/27	310,000	287,067
Countrywide Asset-Backed Certificates, Series 2004-6-2-A-3 (1*TSFR1M + 131.4) (b)	6.629%	11/25/34	152,019	145,786
Countrywide Home Loans, Inc., Series 2004-6-2-A-5 (1*TSFR1M + 100.9) (b)	6.209%	11/25/34	579,813	546,455
DB Master Finance, LLC, 144A, Series 2021-1-A-2-I	2.045%	11/20/51	673,013	593,415
Drive Auto Receivables Trust, Series 2021-1-C	1.020%	06/15/27	231,302	228,117
Mortgage IT Trust, Series 2005-5-A-1 (1*TSFR1M + 74.9) (b)	5.689%	12/25/35	345,599	330,086
Soundview Home Equity Loan Trust, Series 2003-2-A-2 (1*TSFR1M + 152.9) (b)	6.729%	11/25/33	201,329	197,285
Thornburg Mortgage Trust, Series 2003-4-A-1 (1*TSFR1M + 75.4)	5.749%	09/25/43	387,399	363,562

Total Asset-Backed Securities (Cost $3,616,689)				$3,443,816

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 44.6% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.1%
FHLMC, Pool #J1-2630	4.000%	07/01/25	$85,215	$83,785
FHLMC, Series 2580-PY	4.000%	03/15/33	9,771	9,190
FHLMC, Series 3664-DA	4.000%	11/15/37	302,326	293,263
FHLMC, Series 3597-LH	4.500%	07/15/39	135,240	131,324
FHLMC, Series 4312-GA	2.500%	12/15/41	53,336	50,241
FHLMC, Series 4768-E	3.500%	09/15/42	271,737	264,941
FHLMC, Series 4319-PM	3.000%	03/15/43	482,177	457,628
FHLMC, Series 4570-PA	3.000%	03/15/44	391,002	362,574
FHLMC, Series 4938-BL	2.250%	07/25/49	402,758	343,977
FHLMC, Series 4960-PD	2.000%	10/25/49	246,008	195,121
				2,192,044
Federal National Mortgage Association — 7.2%
FNMA, Series 2010-112-CY	4.000%	10/25/25	37,517	36,994
FNMA, Pool #AL0300	4.500%	06/01/26	67,365	65,936
FNMA, Series 2012-41-BA	2.500%	04/25/27	239,894	229,596
FNMA, Pool #AL4309	4.000%	10/01/28	144,238	140,499
FNMA, Series 2005-80-BA	5.000%	04/25/29	73,734	72,627
FNMA, Series 2005-109-PC	6.000%	12/25/35	40,120	40,059
FNMA, Series 2008-17-PA	4.500%	10/25/37	101,400	98,790
FNMA, Series 2008-49-PA	5.000%	04/25/38	82,479	79,525
FNMA, Series 2010-152-DA	3.000%	05/25/39	47,011	46,417
FNMA, Series 2009-94-DA	4.500%	10/25/39	183,372	178,866
FNMA, Series 2012-102-PA	4.500%	03/25/41	12,297	11,947
FNMA, Series 2012-136-PD	2.500%	11/25/42	220,005	207,421
FNMA, Series 2013-82-BP	2.750%	12/25/42	316,076	287,197
FNMA, Series 2014-80-KA	2.000%	03/25/44	82,165	60,316
FNMA, Series 2016-72-AP	4.000%	07/25/44	90,496	85,069
FNMA, Series 2018-14-PA	3.500%	04/25/47	349,852	325,999
				1,967,258
Government National Mortgage Association — 2.4%
GNMA, Series 2011-26-PA	4.000%	07/20/40	24,009	23,784
GNMA, Series 2018-131-PG	3.000%	09/20/48	90,195	80,971
GNMA, Series 2019-024-PE	3.250%	02/20/49	194,001	176,974
GNMA, Series 2019-065-EB	3.000%	05/20/49	170,690	148,224
GNMA, Series 2019-152-HA	3.500%	08/20/49	154,486	145,348
GNMA, Series 2020-095-NB	4.500%	07/20/50	69,959	65,561
				640,862

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 44.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 26.9%
Adjustable Rate Mortgage Trust, Series 2004-5-4-A-1 (b)	3.973%	04/25/35	$104,994	$104,161
American General Mortgage Loan Trust, 144A, Series 2006-1-A-5 (b)	5.750%	12/25/35	1,001	1,131
American Home Mortgage Investment Trust, Series 2004-3-IV-A (1*TSFR6M + 192.8) (b)	3.856%	10/25/34	241,801	239,618
American Home Mortgage Investment Trust, Series 2004-3- VI-A1 (c)	4.820%	10/25/34	11,821	11,330
Citigroup Mortgage Loan Trust, Inc., Series 2005-6-A-1 (1*H15T1Y + 210) (b)	6.080%	09/25/35	88,968	89,038
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-II-A-1 (d)	0.000%	09/25/23	12,056	2
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2-II-A-1 (b)	4.444%	03/25/34	7,934	7,780
Goldman Sachs Mortgage Loan Trust, Series 2003-13-1A1 (b)	4.350%	10/25/33	74,868	73,271
Goldman Sachs Mortgage Loan Trust, Series 2004-10F-7A-1	5.500%	09/25/34	21,004	20,449
Goldman Sachs Mortgage Loan Trust, Series 2005-5F-8A-2 (1*TSFR1M + 72.9) (b)	5.500%	06/25/35	42,925	39,744
GSR Mortgage Loan Trust, Series 2003-7F-IA-4	5.250%	06/25/33	162,937	159,899
GSR Mortgage Loan Trust, Series 2005-AR6-1A-1 (b)	4.847%	09/25/35	7,799	7,670
HarborView Mortgage Loan Trust, Series 2004-4-2-A (1*TSFR1M + 78.9) (b)	5.706%	06/19/34	30,889	27,276
Impac CMB Trust, Series 2005-4-2-A-1 (1*TSFR1M + 52.9) (b)	6.029%	05/25/35	177,340	164,544
Impac CMB Trust, 144A, Series 2007-A-A (1*TSFR1M + 72.9) (b)	5.929%	05/25/37	123,241	115,186
JPMorgan Mortgage Trust, Series 2003-A1-4-A-5 (b)	3.976%	10/25/33	46,109	43,524
JPMorgan Mortgage Trust, 144A, Series 2018-1-A-7 (b)	3.500%	06/25/48	524,253	465,546

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 44.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 26.9% (Continued)
JPMorgan Mortgage Trust, 144A, Series 2018-8-A-3 (b)	4.000%	01/25/49	$92,825	$84,903
Master Adjustable Rate Mortgages Trust, Series 2004-13-2-A-1 (b)	4.577%	04/21/34	92,493	87,653
Master Adjustable Rate Mortgages Trust, Series 2004-6-4-A-6 (b)	5.441%	07/25/34	208,220	206,560
Master Seasoned Securitization Trust, Series 2005-1-1-A-1 (b)	5.836%	09/25/32	345,937	335,494
MASTR Asset Alternative Loans Trust, Series 2003-1-2-A-1	6.500%	01/25/33	293,598	291,011
MASTR Asset Securitization Trust, Series 2003-11-7-A-5	5.250%	12/25/33	188,137	180,051
Mellon Residential Funding Corporation, Series 2000-TBC2-A-1 (1*TSFR1M + 70.9) (b)	5.905%	06/15/30	517,293	503,659
MLCC Mortgage Investors, Inc., Series 2003-B-A-1 (1*TSFR1M + 90.9) (b)	5.769%	04/25/28	24,660	23,221
MLCC Mortgage Investors, Inc., Series 2003-E-A-2 (1*TSFR6M + 188.3) (b)	6.216%	10/25/28	369,881	353,530
Mortgage IT Trust, Series 2004-2-M-1 (1*TSFR1M + 105.4) (b)	5.979%	12/25/34	454,943	430,503
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (b)	3.750%	12/25/52	237,706	217,498
Provident Funding Mortgage Trust, 144A, Series 2019-2-A-2 (b)	3.000%	12/25/49	619,101	520,681
SBA Tower Trust, 144A, Series 2020-1-2-1C	1.884%	07/15/50	600,000	541,701
Sequoia Mortgage Trust, 144A, Series 2019-5-A	3.500%	12/25/49	687,466	607,472
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-3-A3 (b)	5.319%	09/25/34	18,160	17,559
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A-1A (1*TSFR1M + 92.9) (b)	5.778%	02/19/35	335,051	307,436
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-I-A-1 (1*TSFR1M + 82.9) (b)	5.726%	07/19/34	633,247	567,126

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE
OBLIGATIONS — 44.6% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 26.9% (Continued)
Structured Asset Securities Corporation, Series 2003-34A-3-A4 (b)	4.832%	11/25/33	$43,769	$43,114
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A-7 (b)	5.533%	08/25/33	100,189	92,456
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (b)	4.289%	08/25/33	67,889	64,601
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (1*COF 11 + 125) (b)	3.981%	02/27/34	16,366	15,369
Wells Fargo Mortgage-Backed Securities, Series 2004-K-II-A12 (b)	5.736%	07/25/34	9,038	9,186
Wells Fargo Mortgage-Backed Securities, Series 2004-K-II-A-6 (b)	5.736%	07/25/34	217,803	221,364
				7,292,317

Total Collateralized Mortgage Obligations (Cost $13,042,905)				$12,092,481

CORPORATE BONDS — 36.0%	Coupon	Maturity	Par Value	Value
Communications — 3.1%
Discovery Communications, LLC	3.450%	03/15/25	$400,000	$384,859
TFCF America, Inc.	3.700%	09/15/24	450,000	439,268
				824,127
Energy — 2.1%
El Paso Natural Gas Company, LLC	7.500%	11/15/26	269,000	285,633
Phillips 66 Partners L.P.	3.605%	02/15/25	293,000	279,090
				564,723
Financials — 16.3%
AerCap Ireland Capital D.A.C.	4.500%	09/15/23	250,000	249,877
Ally Financial, Inc.	5.800%	05/01/25	285,000	280,692
Antares Holdings L.P., 144A	8.500%	05/18/25	275,000	268,853
Ares Capital Corporation	4.250%	03/01/25	295,000	283,734
Athene Global Funding, 144A	2.750%	06/25/24	295,000	286,475
Aviation Capital Group, LLC, 144A	4.125%	08/01/25	295,000	280,940
Blackstone Private Credit Fund	2.350%	11/22/24	305,000	288,224
Drawbridge Special Opportunities Fund, L.P., 144A	3.875%	02/15/26	400,000	357,606
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	450,000	442,360

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 36.0%
(Continued)	Coupon	Maturity	Par Value	Value
Financials — 16.3% (Continued)
Fidelity & Guaranty Life Holdings, Inc., 144A	5.500%	05/01/25	$290,000	$283,451
Goldman Sachs BDC, Inc.	3.750%	02/10/25	290,000	280,606
Goldman Sachs Group, Inc.	3.500%	01/23/25	290,000	280,785
Icahn Enterprises, L.P.	4.750%	09/15/24	290,000	280,284
Owl Rock Capital Corporation	3.750%	07/22/25	300,000	281,219
PennyMac Mortgage Investment Trust	5.500%	11/01/24	290,000	278,698
				4,423,804
Health Care — 1.2%
CVS Pass-Through Trust	6.036%	12/10/28	313,081	314,375

Industrials — 6.1%
American Airlines Group Pass- Through Certificates, Series 2013-1-A	4.000%	01/15/27	390,519	367,503
Delta Air Lines Pass-Through Certificates, Series 2019-1-A	3.404%	10/25/25	146,000	142,139
Ryder System, Inc., Series MTN	4.625%	06/01/25	350,000	342,930
Southwest Airlines Company	5.250%	05/04/25	285,000	283,098
United Airlines Pass-Through Trust, Series 2020-1B-B	4.875%	07/15/27	543,060	526,865
				1,662,535
Real Estate — 1.0%
American Tower Corporation	4.000%	06/01/25	290,000	281,206

Technology — 3.4%
Equifax, Inc.	2.600%	12/15/25	315,000	294,453
Leidos, Inc.	3.625%	05/15/25	295,000	284,187
TD SYNNEX Corporation	1.250%	08/09/24	359,000	342,225
				920,865
Utilities — 2.8%
Elwood Energy, LLC	8.159%	07/05/26	295,632	244,946
NSG Holdings, LLC, 144A	7.750%	12/15/25	240,775	239,571
PacifiCorp	6.710%	01/15/26	270,000	271,485
				756,002

Total Corporate Bonds (Cost $10,121,911)				$9,747,637

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)
MONEY MARKET FUNDS — 3.9%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 5.25% (e) (Cost $1,056,639)	1,056,639	$1,056,639

Total Investments at Value — 100.8% (Cost $28,815,755)		$27,318,158

Liabilities in Excess of Other Assets — (0.8%)		(208,903)

Net Assets — 100.0%		$27,109,255

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $5,306,789 as of August 31, 2023, representing 19.6% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

TSFR - CME Term Secured Overnight Financing Rate (SOFR).

(a)	Rate shown is the annualized yield at time of purchase.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Step Coupon. Rate shown is the coupon in effect as of August 31, 2023.

(d)	Illiquid security. Total value of illiquid securities held as of August 31, 2023 was $2, representing 0.0%(f) of net assets.

(e)	The rate shown is the 7-day effective yield as of August 31, 2023.

(f)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Schedule of Investments
August 31, 2023
U.S. GOVERNMENT &
AGENCIES — 3.5%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 3.5% (a)
U.S. Treasury Bills	5.477%	02/01/24	$1,000,000	$977,586
U.S. Treasury Bills	5.519%	02/29/24	550,000	535,394

Total U.S. Government & Agencies (Cost $1,513,112)				$1,512,980

CORPORATE BONDS — 93.3%	Coupon	Maturity	Par Value	Value
Communications — 5.9%
Connect Finco SARL/U.S. Finco, LLC, 144A	6.750%	10/01/26	$600,000	$569,186
DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.	4.450%	04/01/24	335,000	298,396
DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.	3.950%	01/15/25	438,000	348,210
Hughes Satellite Systems Corporation	6.625%	08/01/26	767,000	665,372
Uber Technologies, Inc., 144A	6.250%	01/15/28	710,000	703,046
				2,584,210
Consumer Discretionary — 12.7%
Caesars Entertainment, Inc., 144A	8.125%	07/01/27	685,000	695,535
Carnival Corporation, 144A	7.625%	03/01/26	695,000	692,773
Ford Motor Credit Company, LLC	4.271%	01/09/27	775,000	716,524
Genting NY, LLC, 144A	3.300%	02/15/26	750,000	668,449
MGM Resorts International	5.500%	04/15/27	625,000	597,164
NCL Corporation Ltd., 144A	3.625%	12/15/24	732,000	701,132
Rakuten Group, Inc., 144A	10.250%	11/30/24	750,000	751,875
White Cap Parent, LLC, 144A (b)	8.250%	03/15/26	750,000	734,092
				5,557,544
Consumer Staples — 6.1%
B&G Foods, Inc.	5.250%	09/15/27	750,000	664,471
Clearwater Paper Corporation, 144A	4.750%	08/15/28	725,000	631,765
Coty, Inc., 144A	6.500%	04/15/26	703,000	696,849
Energizer Holdings, Inc., 144A	6.500%	12/31/27	708,000	682,335
				2,675,420

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 93.3%
(Continued)	Coupon	Maturity	Par Value	Value
Energy — 11.1%
Antero Midstream Partners, L.P., 144A	5.750%	03/01/27	$715,000	$692,975
Ascent Resources Utica Holdings, LLC, 144A	7.000%	11/01/26	693,000	688,997
Crestwood Midstream Partners, L.P., 144A	5.625%	05/01/27	750,000	723,750
Howard Midstream Energy Partners, 144A	6.750%	01/15/27	723,000	696,274
New Fortress Energy, Inc., 144A	6.500%	09/30/26	750,000	696,496
SM Energy Company	6.625%	01/15/27	723,000	713,962
Sunnova Energy Corporation, 144A	5.875%	09/01/26	730,000	642,394
				4,854,848
Financials — 23.7%
Acrisure, LLC/Acrisure Financial, Inc., 144A	10.125%	08/01/26	675,000	695,832
Antares Holdings, L.P., 144A	2.750%	01/15/27	850,000	719,902
BGC Partners, Inc., 144A	8.000%	05/25/28	500,000	495,941
Burford Capital Global, 144A	6.250%	04/15/28	750,000	690,375
Drawbridge Special Opportunities Fund, L.P., 144A	3.875%	02/15/26	750,000	670,511
Fly Leasing Ltd., 144A	7.000%	10/15/24	750,000	669,078
HUB International Ltd., 144A	5.625%	12/01/29	800,000	705,687
INTL FCStone, Inc., 144A	8.625%	06/15/25	700,000	708,813
Jefferson Capital Holdings, LLC, 144A	6.000%	08/15/26	550,000	482,730
MBIA, Inc.	7.000%	12/15/25	675,000	638,719
Midcap Financial Issuer Trust, 144A	6.500%	05/01/28	750,000	667,500
Navient Corporation	5.000%	03/15/27	755,000	686,733
New York Community Bancorp, Inc. (1*TSFR3M + 304.2) (c)	5.900%	11/06/28	543,000	522,358
PennyMac Mortgage Investment Trust	5.500%	11/01/24	705,000	677,524
United Shore Financial Services, LLC, 144A	5.500%	11/15/25	708,000	680,547
XPO Escrow Sub, LLC, 144A	7.500%	11/15/27	675,000	686,312
				10,398,562
Health Care — 4.9%
Heartland Dental, LLC, 144A	8.500%	05/01/26	803,000	754,820
Prime Healthcare Services, Inc., 144A	7.250%	11/01/25	736,000	689,512

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 93.3%
(Continued)	Coupon	Maturity	Par Value	Value
Health Care — 4.9% (Continued)
U.S. Acute Care Solutions, LLC, 144A	6.375%	03/01/26	$800,000	$695,943
				2,140,275
Industrials — 12.7%
American Airlines Group Pass- Through Certificates, Series 2017- 1B-B	4.950%	08/15/26	680,000	658,629
American Airlines, Inc., 144A	11.750%	07/15/25	750,000	820,860
Bombardier, Inc., 144A	7.875%	04/15/27	691,000	689,708
Brundage-Bone Concrete Pumping, 144A	6.000%	02/01/26	720,000	691,200
GardaWorld Security Corporation, 144A	4.625%	02/15/27	750,000	693,756
Prime Security Services Borrower, LLC, 144A	5.750%	04/15/26	710,000	696,746
Sotheby’s, 144A	4.875%	12/15/25	6,000	5,496
United Airlines Pass-Through Trust, Series 2020-1B-B	4.875%	07/15/27	678,825	658,581
United Airlines, Inc., Series 2016-1B-B	3.650%	07/07/27	714,062	662,597
				5,577,573
Materials — 0.9%
Fortress Transportation &
Infrastructure Investors, LLC, 144A	9.750%	08/01/27	375,000	389,165

Real Estate — 6.4%
Brookfield Property Partners, L.P., 144A	5.750%	05/15/26	743,000	681,660
HAT Holdings LLC, 144A	3.375%	06/15/26	785,000	704,713
New Residential Investment Corporation, 144A	6.250%	10/15/25	750,000	706,875
SBA Communications Corporation	3.875%	02/15/27	759,000	701,747
				2,794,995
Technology — 6.2%
Block, Inc.	2.750%	06/01/26	750,000	682,033
Norton Life Lock, Inc., 144A	6.750%	09/30/27	700,000	700,800
Picard Midco, Inc., 144A	6.500%	03/31/29	753,000	673,523
Sabre Global, Inc., 144A	11.250%	12/15/27	710,000	676,869
				2,733,225

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)
CORPORATE BONDS — 93.3%
(Continued)	Coupon	Maturity	Par Value	Value
Utilities — 2.7%
Elwood Energy, LLC	8.159%	07/05/26	$816,815	$676,772
NSG Holdings, LLC, 144A	7.750%	12/15/25	488,458	486,015
				1,162,787

Total Corporate Bonds (Cost $42,260,941)				$40,868,604

MONEY MARKET FUNDS — 1.7%	Shares	Value
Invesco Treasury Portfolio — Institutional Class, 5.25% (d) (Cost $734,780)	734,780	$734,780

Total Investments at Value — 98.5% (Cost $44,508,833)		$43,116,364

Other Assets in Excess of Liabilities — 1.5%		662,801

Net Assets — 100.0%		$43,779,165

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $30,298,812 as of August 31, 2023, representing 69.2% of net assets.

TSFR - CME Term Secured Overnight Financing Rate (SOFR).

(a)	Rate shown is the annualized yield at time of purchase.

(b)	Payment-in-kind bond. The rate shown is the coupon rate of 8.25%. The payment-in-kind rate is 0.75%.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(d)	The rate shown is the 7-day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

F/m FUNDS TRUST
Statements of Assets and Liabilities
August 31, 2023

			Oakhurst Short
		Oakhurst Short	Duration High
	Oakhurst Fixed	Duration Bond	Yield Credit
	Income Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$125,660,696	$28,815,755	$44,508,833
At value (Note 2)	$114,909,054	$27,318,158	$43,116,364
Receivable due from Adviser (Note 4)	—	8,848	—
Receivable for capital shares sold	3,937	—	—
Receivable for investment securities sold	925,814	—	667,992
Dividends and interest receivable	725,807	148,217	728,524
Other assets	11,673	9,619	7,783
TOTAL ASSETS	116,576,285	27,484,842	44,520,663

LIABILITIES
Distributions payable	137,143	1,965	7,793
Payable for capital shares redeemed	242,185	85,400	164,145
Payable for investment securities purchased	684,662	267,977	535,349
Payable to Adviser (Note 4)	74,575	—	16,086
Payable to administrator (Note 4)	12,580	6,230	6,890
Accrued Trustee fees (Note 4)	2,900	2,900	2,900
Other accrued expenses	14,245	11,115	8,335
TOTAL LIABILITIES	1,168,290	375,587	741,498

NET ASSETS	$115,407,995	$27,109,255	$43,779,165

Net assets consist of:
Paid-in capital	$132,465,568	$33,083,230	$56,875,617
Accumulated deficit	(17,057,573)	(5,973,975)	(13,096,452)
NET ASSETS	$115,407,995	$27,109,255	$43,779,165

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$115,407,995	$27,109,255	$43,779,165
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	13,475,399	2,951,787	5,092,377
Net asset value, offering and redemption price per share (Note 2)	$8.56	$9.18	$8.60

See accompanying notes to financial statements.

F/m FUNDS TRUST
Statements of Operations
For the Year Ended August 31, 2023
			Oakhurst Short
		Oakhurst Short	Duration High
	Oakhurst Fixed	Duration Bond	Yield Credit
	Income Fund	Fund	Fund
INVESTMENT INCOME
Interest	$4,408,688	$1,543,567	$3,813,513
Dividends	61,870	41,170	57,777
TOTAL INCOME	4,470,558	1,584,737	3,871,290

EXPENSES
Investment advisory fees (Note 4)	546,639	144,792	418,448
Administration fees (Note 4)	91,404	34,420	44,583
Registration and filing fees	39,199	44,792	27,981
Fund accounting fees (Note 4)	41,894	34,126	35,580
Trustees’ fees and expenses (Note 4)	36,377	36,377	36,377
Pricing costs	47,961	35,360	15,957
Insurance expense	30,747	14,867	17,588
Audit and tax services fees	19,688	19,688	19,688
Transfer agent fees (Note 4)	18,000	12,000	12,000
Compliance service fees and expenses (Note 4)	12,248	12,248	12,248
Custodian and bank service fees	15,674	9,223	8,225
Legal fees	10,195	9,909	10,880
Shareholder reporting expenses	8,004	5,778	5,864
Other expenses	13,147	12,892	13,097
TOTAL EXPENSES	931,177	426,472	678,516
Less fee reductions by the Adviser (Note 4)	(217,089)	(178,256)	(148,483)
NET EXPENSES	714,088	248,216	530,033

NET INVESTMENT INCOME	3,756,470	1,336,521	3,341,257

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(4,450,490)	(2,021,832)	(8,762,831)
Net change in unrealized appreciation (depreciation) on investments	50,843	1,307,819	7,335,135
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(4,399,647)	(714,013)	(1,427,696)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(643,177)	$622,508	$1,913,561

See accompanying notes to financial statements.

OAKHURST FIXED INCOME FUND
Statements of Changes in Net Assets
	Year Ended	Year Ended
	August 31,	August 31,
	2023	2022
FROM OPERATIONS
Net investment income	$3,756,470	$2,260,531
Net realized losses from investment transactions	(4,450,490)	(1,225,877)
Net change in unrealized appreciation (depreciation) on investments	50,843	(13,290,452)
Net decrease in net assets from operations	(643,177)	(12,255,798)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,883,963)	(3,681,583)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	35,053,632	64,441,849
Reinvestments of distributions to shareholders	2,486,866	738,322
Payments for shares redeemed	(37,015,263)	(56,042,754)
Net increase in net assets from capital share transactions	525,235	9,137,417

TOTAL DECREASE IN NET ASSETS	(4,001,905)	(6,799,964)

NET ASSETS
Beginning of year	119,409,900	126,209,864
End of year	$115,407,995	$119,409,900

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	4,050,926	6,881,074
Shares issued in reinvestment of distributions to shareholders	288,571	75,845
Shares redeemed	(4,287,559)	(5,809,167)
Net increase in shares outstanding	51,938	1,147,752
Shares outstanding, beginning of year	13,423,461	12,275,709
Shares outstanding, end of year	13,475,399	13,423,461

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
Statements of Changes in Net Assets
	Year Ended	Year Ended
	August 31,	August 31,
	2023	2022
FROM OPERATIONS
Net investment income	$1,336,521	$1,325,945
Net realized losses from investment transactions	(2,021,832)	(643,602)
Net change in unrealized appreciation (depreciation) on investments	1,307,819	(4,210,869)
Net increase (decrease) in net assets from operations	622,508	(3,528,526)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(1,417,288)	(1,804,631)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	7,798,441	35,269,520
Reinvestments of distributions to shareholders	1,398,059	768,186
Payments for shares redeemed	(39,080,692)	(104,061,592)
Net decrease in net assets from capital share transactions	(29,884,192)	(68,023,886)

TOTAL DECREASE IN NET ASSETS	(30,678,972)	(73,357,043)

NET ASSETS
Beginning of year	57,788,227	131,145,270
End of year	$27,109,255	$57,788,227

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	852,160	3,667,532
Shares issued in reinvestment of distributions to shareholders	152,703	78,435
Shares redeemed	(4,257,943)	(10,663,975)
Net decrease in shares outstanding	(3,253,080)	(6,918,008)
Shares outstanding, beginning of year	6,204,867	13,122,875
Shares outstanding, end of year	2,951,787	6,204,867

See accompanying notes to financial statements.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Statements of Changes in Net Assets
	Year Ended	Year Ended
	August 31,	August 31,
	2023	2022
FROM OPERATIONS
Net investment income	$3,341,257	$4,095,772
Net realized losses from investment transactions	(8,762,831)	(888,591)
Net change in unrealized appreciation (depreciation) on investments	7,335,135	(10,427,059)
Net increase (decrease) in net assets from operations	1,913,561	(7,219,878)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,364,705)	(4,142,799)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	10,876,689	29,873,353
Reinvestments of distributions to shareholders	3,291,666	779,803
Payments for shares redeemed	(35,451,954)	(54,209,366)
Net decrease in net assets from capital share transactions	(21,283,599)	(23,556,210)

TOTAL DECREASE IN NET ASSETS	(22,734,743)	(34,918,887)

NET ASSETS
Beginning of year	66,513,908	101,432,795
End of year	$43,779,165	$66,513,908

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,263,476	3,077,434
Shares issued in reinvestment of distributions to shareholders	384,295	83,932
Shares redeemed	(4,118,132)	(5,680,701)
Net decrease in shares outstanding	(2,470,361)	(2,519,335)
Shares outstanding, beginning of year	7,562,738	10,082,073
Shares outstanding, end of year	5,092,377	7,562,738

See accompanying notes to financial statements.

OAKHURST FIXED INCOME FUND
INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	Aug. 31,	Aug. 31,	Aug. 31,		Aug. 31,	Aug. 31,
	2023	2022	2021		2020	2019
Net asset value at beginning of year	$8.90	$10.28	$10.40		$10.10	$9.60
Income (loss) from investment operations:
Net investment income	0.27	0.19	0.15		0.22	0.28
Net realized and unrealized gains (losses) on investments	(0.33)	(1.26)	(0.00	) (a)	0.32	0.51
Total from investment operations	(0.06)	(1.07)	0.15		0.54	0.79
Less distributions from:
Net investment income	(0.28)	(0.22)	(0.21)		(0.24)	(0.29)
Net realized gains on investments	—	(0.09)	(0.06)		—	—
Total distributions	(0.28)	(0.31)	(0.27)		(0.24)	(0.29)
Net asset value at end of year	$8.56	$8.90	$10.28		$10.40	$10.10
Total return (b)	(0.62%)	(10.59%)	1.42%		5.45%	8.42%
Net assets at end of year (000’s)	$115,408	$119,410	$126,210		$96,428	$76,637
Ratio of total expenses to average net assets	0.78%	0.84%	0.80%		0.87%	0.94%
Ratio of net expenses to average net assets (c)	0.60%	0.60%	0.60%		0.60%	0.60%
Ratio of net investment income to average net assets (c)	3.16%	1.97%	1.45%		2.20%	2.92%
Portfolio turnover rate	36%	48%	52%		43%	36%

(a)	Rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses after any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$9.31	$9.99	$9.98	$9.94	$9.80
Income (loss) from investment operations:
Net investment income	0.31	0.14	0.15	0.22	0.24
Net realized and unrealized gains (losses) on investments	(0.11)	(0.60)	0.07	0.07	0.18
Total from investment operations	0.20	(0.46)	0.22	0.29	0.42
Less distributions from:
Net investment income	(0.33)	(0.22)	(0.21)	(0.25)	(0.28)
Net asset value at end of year	$9.18	$9.31	$9.99	$9.98	$9.94
Total return (a)	2.23%	(4.65%)	2.26%	2.95%	4.31%
Net assets at end of year (000’s)	$27,109	$57,788	$131,145	$125,823	$112,976
Ratio of total expenses to average net assets	1.03%	0.77%	0.65%	0.68%	0.63%
Ratio of net expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets (b)	3.24%	1.58%	1.51%	2.13%	2.48%
Portfolio turnover rate	22%	70%	102%	70%	47%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses after any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$8.79	$10.06	$9.64	$9.95	$10.00
Income (loss) from investment operations:
Net investment income	0.53	0.47	0.47	0.52	0.52
Net realized and unrealized gains (losses) on investments	(0.19)	(1.26)	0.42	(0.31)	(0.05)
Total from investment operations	0.34	(0.79)	0.89	0.21	0.47
Less distributions from:
Net investment income	(0.53)	(0.48)	(0.47)	(0.52)	(0.52)
Net asset value at end of year	$8.60	$8.79	$10.06	$9.64	$9.95
Total return (a)	4.05%	(8.11%)	9.45%	2.27%	4.87%
Net assets at end of year (000’s)	$43,779	$66,514	$101,433	$41,894	$45,830
Ratio of total expenses to average net assets	1.22%	1.11%	1.18%	1.29%	1.25%
Ratio of net expenses to average net assets (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (b)	6.00%	4.84%	4.72%	5.38%	5.29%
Portfolio turnover rate	52%	53%	60%	113%	86%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses after any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

F/m FUNDS TRUST
Notes to Financial Statements
August 31, 2023

1.	Organization

Oakhurst Fixed Income, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of the F/m Funds Trust (formerly First Western Funds Trust) (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of Oakhurst Fixed Income Fund is total return.

The investment objective of Oakhurst Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

The investment objective of Oakhurst Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Securities valuation – Securities are generally valued at fair value using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Oakhurst Capital Advisors, LLC (formerly known as Oakhurst Capital Management, LLC) (the “Adviser” and “Valuation Designee”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Valuation Designee and the Board.

Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

Fixed income securities held by the Funds are typically classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments based on inputs used to value the investments as of August 31, 2023:

Oakhurst Fixed Income Fund
	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$33,124,997	$—	$33,124,997
Municipal Bonds	—	226,867	—	226,867
Asset-Backed Securities	—	5,303,728	—	5,303,728
Collateralized Mortgage Obligations	—	39,909,083	—	39,909,083
Corporate Bonds	—	35,429,630	—	35,429,630
Money Market Funds	914,749	—	—	914,749
Total	$914,749	$113,994,305	$—	$114,909,054

Oakhurst Short Duration Bond Fund
	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$977,585	$—	$977,585
Asset-Backed Securities	—	3,443,816	—	3,443,816
Collateralized Mortgage Obligations	—	12,092,481	—	12,092,481
Corporate Bonds	—	9,747,637	—	9,747,637
Money Market Funds	1,056,639	—	—	1,056,639
Total	$1,056,639	$26,261,519	$—	$27,318,158

Oakhurst Short Duration High Yield Credit Fund
	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$1,512,980	$—	$1,512,980
Corporate Bonds	—	40,868,604	—	40,868,604
Money Market Funds	734,780	—	—	734,780
Total	$734,780	$42,381,584	$—	$43,116,364

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2023.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Common expenses – Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2023 and 2022 was as follows:

	Ordinary	Long-Term	Total
Year Ended	Income	Capital Gains	Distributions*
Oakhurst Fixed Income Fund:
August 31, 2023	$4,008,527	$—	$4,008,527
August 31, 2022	$2,572,576	$1,012,132	$3,584,708

Oakhurst Short Duration Bond Fund:
August 31, 2023	$1,532,262	$—	$1,532,262
August 31, 2022	$1,784,854	$—	$1,784,854

Oakhurst Short Duration High Yield Credit Fund:
August 31, 2023	$3,601,448	$—	$3,601,448
August 31, 2022	$4,244,150	$—	$4,244,150

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to dividends payable amounts.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Funds’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2023:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Tax cost of investments	$125,706,107	$28,816,509	$44,508,911
Gross unrealized appreciation	$270,159	$59,830	$217,309
Gross unrealized depreciation	(11,067,212)	(1,558,181)	(1,609,856)
Net unrealized depreciation on investments	(10,797,053)	(1,498,351)	(1,392,547)
Undistributed ordinary income	170,671	10,439	29,178
Accumulated capital and other losses	(6,294,048)	(4,484,098)	(11,725,290)
Distributions payable	(137,143)	(1,965)	(7,793)
Accumulated deficit	$(17,057,573)	$(5,973,975)	$(13,096,452)

The difference between the federal income tax cost of investments and the financial statement cost of investments for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

As of August 31, 2023, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Short-term loss carryforwards	$812,224	$2,003,293	$4,797,340
Long-term loss carryforwards	5,481,824	2,480,805	6,927,950
Total	$6,294,048	$4,484,098	$11,725,290

These CLCFs may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statements of Operations. During the year ended August 31, 2023, the Funds did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Purchases of investment securities	$20,872,018	$5,529,922	$27,918,752
Proceeds from sales and maturities of investment securities	$30,889,010	$29,695,050	$48,792,419

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

During the year ended August 31, 2023, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Purchases of U.S. government long-term securities	$21,372,819	$3,116,279	$—
Proceeds from sales and maturities of U.S. government securities	$11,448,874	$9,768,498	$—

4.	Transactions with Related Parties

Oakhurst Capital Advisors, LLC (formerly known as Oakhurst Capital Management, LLC) (the “Adviser” or “Oakhurst”) is the investment adviser for the Funds. Prior to January 31, 2023, Oakhurst was jointly owned by Lido Advisors, LLC and F/m Acceleration, LLC.

On January 31, 2023, Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company, acquired the assets of F/m Acceleration, LLC, the parent company of F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (“F/m Investments” or the “Sub-Adviser”), the Funds’ sub-adviser (the “F/m Transaction”). Also on January 31, 2023, Rowhouse Capital Partners, LLC acquired F/m Acceleration, LLC’s ownership interest in Oakhurst (the “Oakhurst Transaction” and with the F/m Transaction, the “Transactions”). In connection with the Transactions, Oakhurst was renamed Oakhurst Capital Advisors, LLC and F/m d/b/a Oakhurst Capital Advisors was renamed F/m d/b/a Oakhurst Capital Management.

In connection with the Transactions, the investment advisory agreements (the “Previous Advisory Agreements”) between Oakhurst and the Trust, on behalf of the Funds, and the sub-advisory agreements (the “Previous Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust, on behalf of the Funds, were terminated, effective January 31, 2023, and the Board approved (i) interim investment advisory agreements (the “Interim Advisory Agreements”) between Oakhurst and the Trust on behalf of the Funds, effective January 31, 2023; (ii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust, on behalf of the Funds, effective January 31, 2023; (iii) new investment advisory agreements (the “New Advisory Agreements”) between Oakhurst and the Trust on behalf of the Funds; and (iv) new sub-advisory agreements (the “New Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust on behalf of the Funds. The Interim Advisory Agreements and the Interim Sub-Advisory Agreements have the same material terms and fee arrangements as the Previous Advisory Agreements and the Previous

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Sub-Advisory Agreements, respectively. The New Advisory Agreements and the New Sub-Advisory Agreements were approved by the shareholders of the Funds at a Special Meeting of Shareholders.

PREVIOUS INVESTMENT ADVISORY AGREEMENTS

Prior to January 31, 2023, under the terms of the Previous Investment Advisory Agreements, Oakhurst Fixed Income Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets; Oakhurst Short Duration Bond Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets and Oakhurst Short Duration High Yield Credit Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser contractually agreed until December 31, 2023 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of Oakhurst Short Duration High Yield Credit Fund. During the period from September 1, 2022 through January 31, 2023, the Adviser waived advisory fees of $115,983, $76,934, and $64,684 for Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, respectively. These amounts are not recoverable by the Adviser due to the change in Investment Advisory Agreement.

INTERIM INVESTMENT ADVISORY AGREEMENTS AND NEW INVESTMENT ADVISORY AGREEMENTS

Effective January 31, 2023 through June 29, 2023 with respect to the Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, and through July 31, 2023 with respect to the Oakhurst Fixed Income Fund, under the terms of the Interim Investment Advisory Agreements, Oakhurst Fixed Income Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets; Oakhurst Short Duration Bond Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets and Oakhurst Short Duration High Yield Credit Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Effective June 29, 2023 with respect to the Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, and through July 31, 2023 with respect to the Oakhurst Fixed Income Fund, under the terms of the New Advisory Agreements, Oakhurst Fixed Income Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets; Oakhurst Short Duration Bond Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets and Oakhurst Short Duration High Yield Credit Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until December 31, 2023 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of Oakhurst Short Duration High Yield Credit Fund. During the period from February 1, 2023 through August 31, 2023, the Adviser reduced advisory fees by $101,106, $101,322, and $83,799 for Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2023, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $101,106, $101,322, and $83,799 for Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the date stated below:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
August 31, 2026	$101,106	$101,322	$83,799
Total	$101,106	$101,322	$83,799

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

For the year ended August 31, 2023, the Adviser did not accrue advisory fees in the Oakhurst Fixed Income Fund for the period of July 1, 2023 through July 30, 2023. The amount that was not earned during that time was $48,434. This amount is not recoverable by the Adviser.

F/m Investments is the sub-adviser to the Funds. The Sub-Adviser is paid a fee equal to the annual rate of 0.025% of each Fund’s average daily net assets. Compensation of the Sub-Adviser is paid by the Adviser (not the Funds) at the annual rate of the average value of each Fund’s daily net assets. The Sub-Adviser’s fee is reduced on a pro-rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Funds.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Pursuant to a Compliance Consulting Agreement with Key Bridge Compliance, LLC (“Key Bridge”), Key Bridge provides the Chief Compliance Officer and compliance services to the Trust.

TRUSTEES’ COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $46,000, payable quarterly (except that amount is $47,000 for the Chair of the Committee of Independent Trustees) and reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2023, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNERS	% Ownership
Oakhurst Fixed Income Fund
Charles Schwab & Company (for the benefit of its customers)	59%
National Financial Services, LLC (for the benefit of its customers)	38%

Oakhurst Short Duration Bond Fund
Charles Schwab & Company (for the benefit of its customers)	93%

Oakhurst Short Duration High Yield Credit Fund
Charles Schwab & Company (for the benefit of its customers)	83%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	Bank Line of Credit

Oakhurst Fixed Income Fund has an uncommitted senior secured line of credit up to $6,000,000 with its custodian bank which expires on December 15, 2023. Oakhurst Short Duration Bond Fund has an uncommitted senior secured line of credit up to $3,000,000, previously the amount was up to $5,500,000, with its custodian bank which expires on December 15, 2023. Oakhurst Short Duration High Yield Credit Fund has an uncommitted senior secured line of credit up to $3,500,000, previously the amount was up to $4,500,000, with its custodian bank which expires on December 15, 2023. All portfolio securities held by each Fund are pledged as collateral for its line of credit. Borrowings under the lines of credit bear

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. As of August 31, 2023, the Prime Rate was 8.50%. During the year ended August 31, 2023, none of the Funds borrowed under their respective lines of credit.

7.	Risks Associated with Collateralized Mortgage Obligations

Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in collateralized mortgage obligations (“CMOs”). This means each Fund will invest at least 25% of its total assets in agency and non-agency CMOs. The Funds’ investments in CMOs are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on CMOs, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a CMO and cause the Funds to reinvest their assets at a lower prevailing interest rate. CMOs are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of CMOs due to the deceleration of prepayments. CMOs may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in CMOs are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in CMOs, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in CMOs. As of August 31, 2023, Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund had 34.6% and 44.6%, respectively, of the value of their net assets invested in CMOs.

8.	Risks Associated with Lower Rated Debt Securities

Oakhurst Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and may adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by S&P Global Ratings or Fitch Ratings, Inc. are generally considered to be “junk” bonds.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

9.	Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2023, Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund had 17.2%, 19.6% and 69.2%, respectively, of the value of their net assets invested in Rule 144A securities.

10.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

On September 29, 2023, Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund paid net investment income dividends of $0.0268, $0.0323, and $0.0446 per share, respectively, to shareholders of record on September 28, 2023.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

On March 29, 2023, the Board approved an Agreement and Plan of Reorganization for the Funds relating to the reorganization of each of the Funds (the “Reorganizations”) into a newly created series of The RBB Fund, Inc. (the “Acquiring Funds”). The Acquiring Funds will have substantially similar investment objectives, investment policies and restrictions as the current Funds and will continue to be managed by the same investment management team that currently manages the Funds. The Reorganizations were approved by shareholders of the Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund at a Special Meeting of Shareholders held on June 29, 2023. The Special Meeting of Shareholders was adjourned with respect to the Oakhurst Fixed Income Fund and reconvened on July 31, 2023, at which point shareholders of the Oakhurst Fixed Income Fund approved the Reorganization with respect to the Oakhurst Fixed Income Fund. The Reorganizations are expected to occur on or about October 27, 2023. The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes. Shareholders of the Funds should consult their own tax advisers regarding possible tax consequences of the Reorganizations, including possible state and local tax consequences.

F/m FUNDS TRUST
Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of

F/m Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (the “Funds”), each a series of F/m Funds Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant

F/m FUNDS TRUST
Report of Independent Registered Public
Accounting Firm (Continued)

estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 26, 2023

F/m FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2023) and held until the end of the period (August 31, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

F/m FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Net	Paid
	March 1,	August 31,	Expense	During
	2023	2023	Ratio(a)	Period(b)
Oakhurst Fixed Income Fund
Based on Actual Fund Return	$1,000.00	$1,013.60	0.60%	$3.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Oakhurst Short Duration Bond Fund
Based on Actual Fund Return	$1,000.00	$1,023.20	0.60%	$3.06
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Oakhurst Short Duration High Yield Credit Fund
Based on Actual Fund Return	$1,000.00	$1,036.30	0.95%	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

F/m FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and the Funds’ website www.fm-funds.com.

F/m FUNDS TRUST
Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
Interested Trustee:
Alexander Morris* c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1984	Since December 2020	Trustee	President and Chief Investment Officer of F/m Acceleration and F/m Investments since March 2019. Director of Key Bridge Compliance, LLC since January 2019. Founder of Rowhouse Capital Partners LLC, the predecessor of F/m Investments in 2014. President of the Trust from December 2020 until April 2022.	None
Independent Trustees:
Debra Lee McGinty-Poteet** c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Currently serves on the Board for a number of non-profit organizations.	Trustee and Audit Committee Chair of Series Portfolios Trust, a registered investment company (2015 to present)
E. Keith Wirtz c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019. Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019. Currently serves on the Board or Committee for a number of non-profit organizations.	None
John R. Hildebrand c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016. Partner in the Financial Services/Investment Management Practice of PricewaterhouseCoopers from 1994 until 2016.	None

*	Alexander Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, due to his affiliation with the Adviser.

**	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by an affiliate of the Adviser.

F/m FUNDS TRUST
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
Executive Officers:
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2022	President	Chairman and Chief Compliance Officer of the Sub-Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser support services) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018. Chief Compliance Officer of the Trust from April 2021 until April 2022.	N/A
Dennis Mason c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1967	Since April 2022	Chief Compliance Officer	Senior Compliance Officer, Key Bridge Compliance, LLC since April 2021. Fund Compliance Officer, Apex Fund Services, July 2013 – April 2021.	N/A
Angela A. Simmons Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since March 2022	Treasurer	Vice President - Financial Administration of Ultimus Fund Solutions, LLC. She has worked at Ultimus since 2007 in a number of roles, including Assistant Vice President - Financial Administration and Assistant Mutual Fund Controller - Fund Accounting Manager.	N/A
Bernard Brick Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1974	Since January 2023	Secretary	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2022 – Present); Vice President and Senior Counsel, State Street Bank and Trust Company (2011 - 2022).	N/A

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

F/m FUNDS TRUST
Liquidity Risk Management Disclosure (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess, manage, and periodically review each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees (the “Board”) of F/m Funds Trust approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from the Funds’ investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed each Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from October 1, 2021 through September 30, 2022 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on October 28, 2022. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented during the Review Period.

F/m FUNDS TRUST
Results of Special Meeting of Shareholders
(Unaudited)

On June 29, 2023, a Special Meeting of Shareholders (the “Meeting”) of the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (each, a “Fund” and together, the “Funds”), each a series of F/m Funds Trust (the “Trust”) was held to approve the proposals listed below. At the Meeting, each proposal was approved by shareholders of the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund. The Meeting was adjourned with respect to the Oakhurst Fixed Income Fund. The meeting was reconvened on July 31, 2023, at which point shareholders of the Oakhurst Fixed Income Fund approved the proposals listed below. The following votes were recorded:

Proposals 1-3: To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf of each Fund, The RBB Fund, Inc. on behalf of its newly formed series (the “Acquiring Fund”), and F/m Investments, LLC (“F/m”), pursuant to which each Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Fund’s shareholders of the corresponding class in complete liquidation of the Fund.

Proposal 1:

Oakhurst Fixed Income Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
6,951,200.529	21,467.784	33,372.197	99.218%

Proposal 2:

Oakhurst Short Duration Bond Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
2,767,282.135	0	539.961	99.981%

F/m FUNDS TRUST
Results of Special Meeting of Shareholders
(Unaudited) (Continued)

Proposal 3:

Oakhurst Short Duration High Yield Credit Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
3,229,151.658	0	0	100%

Proposal 4: To approve, with respect to each of the Funds, a proposed new investment advisory agreement between the Trust and Oakhurst Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) (“Oakhurst”).

Oakhurst Fixed Income Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
6,939,973.529	30,638.784	35,428.197	99.057%

Oakhurst Short Duration Bond Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
2,767,282.135	0	539.961	99.981%

Oakhurst Short Duration High Yield Credit Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
3,229,151.658	0	0	100%

Proposal 5: To approve, with respect to each of the Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst and F/m, doing business as Oakhurst Capital Management.

Oakhurst Fixed Income Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
6,939,973.529	30,638,784	35,428.197	99.057%

F/m FUNDS TRUST
Results of Special Meeting of Shareholders
(Unaudited) (Continued)

Oakhurst Short Duration Bond Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
2,767,282.135	0	539.961	99.981%

Oakhurst Short Duration High Yield Credit Fund

Number of Shares
For	Against	Abstain	% Voted in Favor
3,229,151.658	0	0	100%

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F/m FUNDS TRUST

Investment Adviser

Oakhurst Capital
Advisors, LLC
1875 Century Park E,
Suite 950,
Los Angeles, CA 90067

Sub-Adviser

F/m Investments, LLC
d/b/a Oakhurst Capital Management
3050 K Street, NW,
Suite 201
Washington, D.C. 20007

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Alexander Morris
Debra L. McGinty-Poteet
E. Keith Wirtz
John R. Hildebrand

Executive Officers

Matthew Swendiman, President
Angela A. Simmons, Treasurer
Bernard Brick, Secretary
Dennis Mason, Chief Compliance Officer

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Oakhurst-AR-23

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz, Debra McGinty-Poteet and John R. Hildebrand. Messrs. Wirtz and Hildebrand and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,400 and $42,300 with respect to the registrant’s fiscal years ended August 31, 2023 and 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,100 and $11,100 with respect to the registrant’s fiscal years ended August 31, 2023 and 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2023 and 2022, aggregate non-audit fees of $11,100 and $11,100, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)        Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	F/m Funds Trust

By (Signature and Title)*	/s/ Matthew Swendiman

Matthew Swendiman, President and Principal Executive Officer

Date	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Matthew Swendiman

Matthew Sendiman, President and Principal Executive Officer

Date	December 7, 2023

By (Signature and Title)*	/s/ Angela A. Simmons

Angela A. Simmons, Treasurer and Principal Accounting Officer

Date	December 7, 2023

* Print the name and title of each signing officer under his or her signature.